                   [ANCHOR BANCORP WISCONSIN INC. LETTERHEAD]


Press Release
FOR IMMEDIATE RELEASE
April 30, 1999                                                         OTC: ABCW

                     ANCHOR BANCORP WISCONSIN INC. ANNOUNCES
                            RECORD YEAR AND EARNINGS

Madison, WI. Anchor BanCorp Wisconsin Inc. (NASDAQ "ABCW") reported earnings for the fourth quarter of $5.5 million compared to $5.3 million for the same quarter last year. Record earnings for the fiscal year ended March 31, 1999 were $23.5 million versus $20.5 million last year. For the quarter ended March 31, 1999, diluted earnings per share were $.30 which compares to $.27 for the same period in 1998. For the fiscal period ended March 31, 1999, diluted earnings per share were $1.28, which compares to $1.06 for the same period in 1998. Per share data has been adjusted to reflect a two for one stock split distributed in August 1998.

Return on average equity for the twelve months ended March 31, 1999 increased to 17.70%, up from 16.20% for the twelve months ended March 31, 1998. Book value per share increased to $7.87 from $7.14 for the same period last year. Deposits increased 8.2% to $1.5 billion. Total assets were up 7.1% to $2.1 billion over the previous fiscal year. Total loans held for investment were up 8.4% to $1.7 billion. Douglas J. Timmerman, President of AnchorBank, noted the continued strength of loan demand and attributed much of the growth to the strength of the Madison and Dane County markets. "Not only are we in strong markets, we are able to take advantage of the low interest rate environment. I am proud that AnchorBank continues to be the number one mortgage lender in the market."

On January 5, 1999, Anchor BanCorp and FCB Financial Corp., Oshkosh, Wisconsin (NASDAQ trading symbol "FCBF") announced they entered into a definitive agreement providing for the merger of FCB Financial Corp. with and into Anchor. FCB Financial Corp. is the parent holding company for Fox Cities Bank, a $535 million financial institution with 13 full service offices in 5 Wisconsin counties. Consummation of the merger is subject to applicable regulatory approvals and to approval by the shareholders of both companies. The parties anticipate that the merger will be completed during the second calendar quarter of 1999.

AnchorBank has 35 full service offices and two loan origination only offices that are located primarily in southern and western Wisconsin.

For more information contact: William Klein, Vice President-Investor Relations at (608) 252- 1810 or Douglas J. Timmerman, President, at (608) 252-8782. Stockholders will be receiving their annual report in mid-June.

                                      more

--------------------------------------------------------------------------------

                          ANCHOR BANCORP WISCONSIN INC.
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                (Dollars in thousands - except per share amounts)
                                   (Unaudited)


                                                          THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                               MARCH 31,                          MARCH 31,
                                                  ---------------------------------------------------------------

                                                        1999              1998             1999              1998
                                                  ---------------------------------------------------------------

OPERATIONS DATA
      Net interest income                         $   15,941        $   15,196       $  62,418          $  59,370
      Provision for loan losses                          215               165             815                300
      Net gain on sale of loans                        1,370             1,231           6,193              3,241
      Other non-interest income                        2,569             2,176          11,823              8,971
      Non-interest expenses                           10,663            10,246          41,405             38,294
      Income before taxes                              9,002             8,192          38,214             32,988
      Income taxes                                     3,468             2,942          14,670             12,487
      Net income                                       5,534             5,250          23,544             20,501

SELECTED FINANCIAL RATIOS
     Yield on earning assets                            7.54%             8.00%           7.71%              7.99%
     Cost of funds                                      4.66              4.95            4.84               4.99
     Interest rate spread                               2.88              3.05            2.87               3.00
     Net interest margin                                3.11              3.24            3.08               3.18
     Return on average assets                           1.05              1.07            1.13               1.05
     Return on average equity                          15.83             16.09           17.70              16.20
     Average equity to average assets                   6.61              6.67            6.38               6.51
     Non-interest expenses to average assets            2.02              2.09            1.99               1.97
PER SHARE DATA (1)
     Basic earnings per share                     $     0.32        $     0.29       $    1.37          $    1.13
     Diluted earnings per share                         0.30              0.27            1.28               1.06
     Book Value per share                               7.87              7.14             N/A                N/A

                                                                         MARCH 31,
                                                            ------------------------------          PERCENT
                                                               1999                 1998            CHANGE
                                                            ------------------------------          ------

FINANCIAL CONDITION DATA (THOUSANDS)
     Total assets                                           $  2,141,688      $  1,999,307            7.1%
     Loans receivable, net
        Held for sale                                             15,430            18,060          (14.6)
        Held for investment                                    1,724,242         1,591,089             8.4
        Investment securities available for sale                  32,716            39,555          (17.3)
     Investment securities held to maturity                        6,845            17,587          (61.1)
     Mortgage-related securities available for sale               46,357            67,526          (31.3)
     Mortgage-related securities held to maturity                176,913           127,239            39.0
     Deposits                                                  1,505,990         1,392,472             8.2
     Borrowings                                                  470,859           454,560             3.6
     Stockholders' equity                                        142,239           127,951            11.2
     Allowance for loan losses                                    20,208            21,833           (7.4)
     Non-performing assets                                         5,132            12,863          (60.1)

-----------------------------------------
(1)Per share data has been adjusted to reflect a two-for-one stock split distributed in August, 1998.

--------------------------------------------------------------------------------

                          ANCHOR BANCORP WISCONSIN INC.
                           CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                   (Unaudited)


                                                                                            MARCH 31,
                                                                         --------------------------------------
                                                                              1999                     1998
                                                                         --------------------------------------
                                                                          (In thousands, except per share data)
ASSETS
  Cash and cash equivalents                                              $      34,574           $      39,167
  Investment securities available for sale                                      32,716                  39,555
  Investment securities held to maturity                                         6,845                  17,587
  Mortgage-related securities available for sale                                46,357                  67,526
  Mortgage-related securities held to maturity                                 176,913                 127,239
  Loans receivable, net
     Held for sale                                                              15,430                  18,060
     Held for investment                                                     1,724,242               1,591,089
  Foreclosed properties and repossessed assets, net                              1,603                   4,723
  Real estate held for development and sale                                     29,943                  22,630
  Office properties and equipment                                               18,214                  18,640
  Other assets                                                                  54,851                  53,091
                                                                         -------------           -------------
     Total assets                                                        $   2,141,688           $   1,999,307
                                                                         =============           =============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                               $   1,505,990           $   1,392,472
  Borrowings                                                                   470,859                 454,560
  Advance payments by borrowers for taxes and insurance                          6,575                   6,955
  Other liabilities                                                             16,025                  17,369
                                                                         -------------          --------------
     Total liabilities                                                       1,999,449               1,871,356
                                                                         -------------          --------------

  Preferred stock, $.10 par value, 5,000,000 shares
     authorized, none outstanding                                                    -                       -
  Common stock, $.10 par value, 30,000,000 shares
     authorized, 24,998,648 shares issued                                        2,500                   2,500
  Additional paid-in capital                                                    51,112                  49,084
  Retained earnings, substantially restricted                                  136,098                 125,615
  Less: Treasury stock (6,936,458 shares and 7,073,460 shares)                 (45,259)                (47,959)
     Borrowings of Employee Stock Ownership Plan                                  (689)                 (1,379)
     Common Stock purchased by benefit plans                                    (2,108)                   (851)
     Net unrealized gain on securities available for sale, net of tax              585                     941
                                                                         -------------          --------------
  Total stockholders' equity                                                   142,239                 127,951
                                                                         -------------          --------------
  Total liabilities and stockholders' equity                             $   2,141,688           $   1,999,307
                                                                         =============           =============

--------------------------------------------------------------------------------

                          ANCHOR BANCORP WISCONSIN INC.
                        CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------

                                   (UNAUDITED)


                                                                           THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                                               MARCH 31,                       MARCH 31,
                                                                 ------------------------------      ---------------------------
                                                                        1999            1998            1999            1998
                                                                 ------------------------------      ---------------------------
                                                                              (In thousands, except per share data)

Interest income:
   Loans                                                         $       34,203      $   32,765      $   138,435      $  129,008
   Mortgage-related securities                                            3,590           3,686           12,227          14,676
   Investment securities                                                    917           1,071            5,304           5,287
                                                                 --------------      ----------      -----------      ----------
         Total interest income                                           38,710          37,522          155,966         148,971
Interest expense:
   Deposits                                                              16,366          16,207           67,268          64,146
   Notes payable and other                                                6,403           6,119           26,280          25,455
                                                                 --------------      ----------      -----------      ----------
         Total interest expense                                          22,769          22,326           93,548          89,601
                                                                 --------------      ----------      -----------      ----------
         Net interest income                                             15,941          15,196           62,418          59,370
Provision for loan losses                                                   215             165              815             300
                                                                 --------------      ----------      -----------      ----------
         Net interest income after provision for loan losses             15,726          15,031           61,603          59,070

Non-interest income:
   Service charges on deposits                                              987             916            4,067           3,881
   Net gain on sale of loans                                              1,370           1,231            6,193           3,241
   Other income                                                           1,582           1,260            7,756           5,090
                                                                 --------------      ----------      -----------      ----------
         Total non-interest income                                        3,939           3,407           18,016          12,212

Non-interest expenses:
   Compensation                                                           6,283           5,774           23,252          20,147
   Occupancy                                                                747             557            3,023           2,921
   Federal insurance premiums                                               225             211              852             836
   Other                                                                  3,408           3,704           14,278          14,390
                                                                 --------------      ----------      -----------      ----------
         Total non-interest expenses                                     10,663          10,246           41,405          38,294
                                                                 --------------      ----------      -----------      ----------
         Income before income taxes                                       9,002           8,192           38,214          32,988
Income taxes                                                              3,468           2,942           14,670          12,487
                                                                 --------------      ----------      -----------      ----------
   Net income                                                    $        5,534      $    5,250      $    23,544      $   20,501
                                                                 ==============      ==========      ===========      ==========
